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EXHIBIT 23.1




                     CONSENT OF INDEPENDENT AUDITORS




We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-19426, 33-32235, 33-32243, 33-37464, 33-42817,
33-42818, 33-51764, 33-51756, 2-60117, 2-80183, 2-61333, 2-76167, 33-50777,
and 33-52197) of Storage Technology Corporation of our report dated
February 17, 1994 appearing on Page F-25 of this Form 10-K.




PRICE WATERHOUSE

Denver, Colorado
March 9, 1994

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